                         Notice of Guaranteed Delivery

                       To Tender Shares of Common Stock

                                      of

                               PJ America, Inc.

                       Pursuant to the Offer to Purchase
                              dated July 20, 2001

                                      of

                             PJ Acquisition Corp.

   This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the share certificates representing the Common Stock, par value $0.01 per share, of PJ America, Inc. and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer, or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand, facsimile transmission or mail to the Depositary. See "The Tender Offer--Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

                       The Depositary for the Offer is:

                              NATIONAL CITY BANK
                          CORPORATE TRUST OPERATIONS
                            3RD FLOOR--NORTH ANNEX
                             4100 W. 150TH STREET
                             CLEVELAND, OHIO 44135
                            (800) 622-6757 (PHONE)
                             (216) 252-9163 (FAX)

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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 Ladies and Gentlemen:

   The undersigned hereby tenders to PJ Acquisition Corp. ("Purchaser"), a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 20, 2001 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of common stock, par value $0.01 per share (the "Shares"), set forth hereunder of PJ America, Inc., a Delaware corporation, pursuant to the guaranteed delivery procedure set forth under "The Tender Offer--Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

 Number of Shares: _________________________________________________________

 Certificate Numbers (if available): _______________________________________

 Please check box if Shares will be tendered by book-entry transfer: [_]

 Name(s) of Tendering Institution: _________________________________________

 Account Number: ___________________________________________________________

                                   SIGN HERE

 ___________________________________________________________________________
                                   Signature

 ___________________________________________________________________________
                            (Name(s)) (Please Print)

 ___________________________________________________________________________
                                   (Address)

 ___________________________________________________________________________
                                   (Zip Code)

 ___________________________________________________________________________
                        (Area Code and Telephone Number)

 Date: _____________, 2001

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                                   GUARANTEE
                    (Not to be used for signature guarantee)

   The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal and certificates for the Shares to be tendered or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three Nasdaq trading days of the date hereof.

 ___________________________________________________________________________
                                 (Name of Firm)

 ___________________________________________________________________________
                             (Authorized Signature)

 ___________________________________________________________________________
                                     (Name)

 ___________________________________________________________________________
                                   (Address)

 ___________________________________________________________________________
                                   (Zip Code)

 ___________________________________________________________________________
                        (Area Code and Telephone Number)

 Dated: ____________, 2001

       DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
          CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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